UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          September 16, 2010
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Compensation Plans

On September 16, 2010, the Board of Directors of Integrys Energy Group, Inc. (the “Company”) approved an amended and restated Deferred Compensation Plan and an amended and restated Pension Restoration and Supplemental Retirement Plan (collectively, the “Plans”).  The amended and restated Plans are effective January 1, 2011.  The Plans were amended to, among other things, provide that an acceleration of vesting will not automatically occur upon a change in control, but, rather, that vesting will accelerate only upon the termination of employment following a change in control.

The amended and restated Deferred Compensation Plan and the amended and restated Pension Restoration and Supplemental Retirement Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Form of Award Agreements

On September 16, 2010, the Board of Directors of the Company adopted the form of Restricted Stock Unit Agreement, Performance Stock Right Agreement and Stock Option Agreement to be used under the Company’s previously approved 2010 Omnibus Incentive Compensation Plan.

The form of the Restricted Stock Unit Agreement, the Performance Stock Right Agreement and the Stock Option Agreement are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits. The following exhibits are being filed herewith:

		10.1	Integrys Energy Group, Inc. Deferred Compensation Plan, as Amended and Restated Effective January 1, 2011
		10.2	Integrys Energy Group, Inc. Pension Restoration and Supplemental Retirement Plan, as Amended and Restated Effective January 1, 2011
		10.3	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Performance Stock Right Agreement approved September 16, 2010
		10.4	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Restricted Stock Unit Award Agreement approved September 16, 2010
		10.5	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Nonqualified Stock Option Agreement approved September 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: September 22, 2010

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated September 16, 2010

Exhibit Number

10.1	Integrys Energy Group, Inc. Deferred Compensation Plan, as Amended and Restated Effective January 1, 2011
10.2	Integrys Energy Group, Inc. Pension Restoration and Supplemental Retirement Plan, as Amended and Restated Effective January 1, 2011
10.3	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Performance Stock Right Agreement approved September 16, 2010
10.4	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Restricted Stock Unit Award Agreement approved September 16, 2010
10.5	Form of Integrys Energy Group, Inc. 2010 Omnibus Incentive Compensation Plan Nonqualified Stock Option Agreement approved September 16, 2010